SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) July 6, 2005
                                                           ------------


                                  INTRAC, INC.
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             (Exact name of registrant as specified in its charter)


  Nevada                         0-31114                        88-0471759
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(State or other          (Commission File Number)            (IRS Employer
jurisdiction                 of Incorporation)             Identification No.)


           130 West 42nd Street, 12th Floor, New York, New York     10036
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              (Address of principal executive offices)            (zip code)


      Registrant's telephone number, including area code - (212) 554-4550
                                                           --------------


                                       N/A
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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS
---------------------------------

          (b) and (c) On July 6, 2005, Intrac, Inc. (the "Company") issued a press release announcing that effective July 1, 2005, Dr. Daniel B. Carr became the Chief Executive Officer of the Company and of its wholly-owned subsidiary Innovative Drug Delivery Systems, Inc., in addition to his current positions as Chief Medical Officer and a director of the Company and IDDS. For information regarding Dr. Carr's background, his Employment Agreement with the Company and his beneficial ownership of the Company's equity securities, reference is made to Part III to the Company's 10-KSB for the fiscal year ended December 31, 2004.

          Dr. Fred H. Mermelstein stepped down as the Chief Executive Officer of the Company and IDDS to permit Dr. Carr to take that position, as contemplated in Dr. Carr's Employment Agreement. Dr. Mermelstein remains as President, Secretary and a director of the Company and IDDS.

          A copy of the press release announcing these changes is attached as an exhibit to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

     (c)  99.1  Press Release, dated July 6, 2005


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTRAC, INC.



                                       By:  /s/ Fred H. Mermelstein
                                            ---------------------------
                                            Fred H. Mermelstein,
                                            President


Dated:  July 8, 2005


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                                  EXHIBIT INDEX

EXHIBIT
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NUMBER     EXHIBIT
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99.1       Press Release, dated July 6, 2005.